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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

            DATE OF REPORT                              MARCH 11, 1994
   (Date of Earliest Event Reported)
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                      COLUMBIA/HCA HEALTHCARE CORPORATION

             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
                             State of Incorporation

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
               001-11239                                  75-2497104
              (Commission                              (I.R.S. Employer
             File Number)                             Identification No.)
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ITEM 5.  OTHER EVENTS

    The Registrant files herewith those exhibits listed in Item 7(c) below.

ITEM 7(C).  EXHIBITS

    The following exhibits are furnished in accordance with Item 601 of Regulation S-K.

        1.  Shelf  Underwriting Agreement,  dated March  9, 1994,  by and  among
    Columbia/HCA  Healthcare  Corporation and  Lehman Brothers  Inc., Donaldson,
    Lufkin & Jenrette  Securities Corporation, Merrill  Lynch, Pierce, Fenner  &
    Smith Incorporated and Salomon Brothers Inc, as representatives of the Underwriters.

        4.1 Form of 6 1/2% Note Due March 15, 1999.
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          COLUMBIA/HCA HEALTHCARE CORPORATION
                                          (Registrant)

                                          By:        /s/ STEPHEN T. BRAUN
                                             -----------------------------------
                                              Stephen T. Braun,
                                              Senior Vice President and
                                              General Counsel

Date: March 11, 1994
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                               INDEX TO EXHIBITS

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
 EXHIBIT                                                                                              SEQUENTIALLY
   NO.                                             EXHIBIT                                           NUMBERED PAGES
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
   1.      Shelf Underwriting Agreement, dated March 9, 1994, by and among Columbia/ HCA Healthcare
           Corporation   and  Lehman  Brothers  Inc.,   Donaldson,  Lufkin  &  Jenrette  Securities
           Corporation, Merrill Lynch,  Pierce, Fenner  & Smith Incorporated  and Salomon  Brothers
           Inc, as representatives of the Underwriters.
   4.1     Form of 6 1/2% Note Due March 15, 1999.
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